LODGENET
always on

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

LODGENET always on

FINANCIAL HIGHLIGHTS

Steady Revenue Growth Despite Occupancy Declines


(in millions)
$250
$245
$240
$235
$230
$225
$220
$215
$210
$205
$200
$195
$190
$185
$180
68%
67%
66%
65%
64%
63%
62%
61%
60%
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
LTM Revenue
LTM Occupancy

FINANCIAL HIGHLIGHTS

Q3 Revenue Per Room Analysis

	Q3 2003	Q3 2002	% Change
Movie Revenue	$ 18.99	$ 18.98	0.1%
Other Interactive Services	5.43	4.99	8.8%
Total Per Guest Pay Room	$ 24.42	$ 23.97	1.9%

- Occupancy Levels Flat Quarter over Quarter
- Digital Platform Installed in 39% of Rooms

Interactive Digital System

Demonstrable Increase in Revenue Per Room Over Tape

	9 Mo. 2003	Increase Over Tape	% Change
Movie Revenue	$ 21.45	$ 5.30	32.8%
Other Interactive Services	6.81	2.62	62.5%
Total Per Guest Pay Room	$ 28.26	$ 7.92	38.9%

Gross Profit Margin Analysis

	Q3 2003	Q3 2002	bp Change
Gross Profit Margin	54.1%	56.4%	-2.3
Reconciliation:			
Programming Costs (Product Mix)			-1.2
TV Internet Integration			-0.6
Hotel Incentive Commissions			-0.5

FINANCIAL HIGHLIGHTS

Improving Efficiencies

	Q3 2003	Q3 2002	% Change
Guest Pay Operations Expense	$2.98	$ 3.01	(1.0%)
SG&A Expense	2.01	2.23	(9.9%)
Total Operating Expenses	$ 4.99	$5.24	(4.8%)

- SG&A down to 8.0% of revenue, from 9.0% Q3 '02

FINANCIAL HIGHLIGHTS

New Installation Digital Capital per Room



$460
$450
$440
$430
$420
$410
$400
$390
$380
$370
$423
TAPE
$456
DIGITAL
$439
DIGITAL
$420
DIGITAL
$408
DIGITAL
$396
DIGITAL
2000
2001
2002
Q1 2003
Q2 2003
Q3 2003

LODGENET always on

FINANCIAL HIGHLIGHTS

Cash from Operations Analysis

(in millions)	Q3 2003	9 Mo.'03	9 Mo '02
Cash from Operations	**$ 20.0**	**$ 45.7**	**$ 39.4**
Corp Capital / Minor Extensions	(1.0)	(6.8)	(10.2)
Post Corporate Free Cash Flow	**$ 19.0**	**$ 38.9**	**$ 29.2**
Digital Renewal Investment *	(5.1)	(12.2)	(17.7)
Pre-Growth Cash Flow	**13.9**	**26.7**	**11.5**
New Room Investment **	(6.9)	(23.1)	(27.8)
Post-Growth Cash Flow	**$ 7.0**	**$ 3.7**	**$ (16.3)**
*Digital Upgrade Rooms	15,529	35,941	50,445
**New Digital Rooms	17,546	56,664	62,736

FINANCIAL HIGHLIGHTS

Cash from Operations Analysis

(per outstanding share)

	Q3 2003	9 Mo.'03	9 Mo '02
Average Shares Outstanding (in thousands)	*12,503*	*12,455*	*12,363*
Cash from Operations	**$ 1.60**	**$ 3.67**	**$ 3.19**
Pre-Growth Cash Flow	**$ 1.11**	**$ 2.14**	**$ .93**
Post-Growth Cash Flow	**.56**	**.30**	**$(1.32)**
Growth Investment per Share	**$ .55**	**$ 1.84**	

LODGENET always on

OUTLOOK

Q4 & Full Year 2003 Guidance

(in millions except per share)

	Q4 '03 Range	FY' 03 Range
Revenue	$ 61.5 - $ 64.5	$ 251.0 - $254.0
Operating Income	$ 0.2 - $ 1.5	$ 5.8 - $ 7.3
Operating Income exclusive of D & A	$ 19.5 - $ 21.0	$ 84.5 - $ 86.0
Net Loss	$ (9.0) - $ (7.5)	$(36.1) - $(34.6)
EPS (Loss)	$(0.72)- $(0.60)	$(2.89) - $(2.77)
Capital Investment	$ 13.5 - $ 15.0	$ 55.0 - $ 56.5

LODGENET®

always on